AMENDED AND RESTATED ASSIGNMENT OF MEMBER'S INTEREST

     THIS AMENDED AND RESTATED ASSIGNMENT OF MEMBER'S INTEREST (this "Assignment"), made as of the 16th day of July, 1998, by WELLSFORD/WHITEHALL HOLDINGS, L.L.C., a Delaware limited liability company ("Assignor"), to BANKBOSTON, N.A., a national banking association ("BKB"), as Agent for itself and the other Banks from time to time party to the Credit Agreement (as hereinafter defined) (BKB, in its capacity as Agent, is hereinafter referred to as "Agent").

                            W I T N E S S E T H:

     WHEREAS, Wellsford/Whitehall Properties, L.L.C. ("WWP"), BKB, the other lenders a party thereto and Agent have entered into that certain Revolving Credit Agreement dated as of December 15, 1997 (the "Original Credit Agreement"); and

     WHEREAS, WWP was the sole member of Wells Avenue Holdings L.L.C., a limited liability company formed under the laws of the State of Delaware (the "Member"); and

     WHEREAS, the Member is presently governed by that certain Certificate of Formation filed on April 2, 1998 with the Delaware Secretary of State, and that certain Operating Agreement for Wells Avenue Holdings L.L.C., a Delaware limited liability company, dated as of May 15, 1998 (collectively the "Member Organizational Agreements"); and

     WHEREAS, WWP has merged with and into Assignor, with Assignor being the surviving entity, and as a result thereof, Assignor has succeeded to the interest of WWP in the Member; and

     WHEREAS, Assignor, BKB, the other lenders a party thereto and Agent have entered into that certain First Amended and Restated Loan Agreement dated of even date herewith (as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed or modified or restated, the "Credit Agreement"), which in part amends and restates the Original Credit Agreement, and pursuant to which the Banks a party to the Credit Agreement have agreed to provide a loan to the Assignor in the amount of up to $300,000,000.00 (the "Loan"), which Loan is evidenced by those certain Notes made by Assignor to the order of the Banks in the aggregate principal face amount of $300,000,000.00 (such notes, together with such other Notes as may be issued pursuant to the Credit Agreement, as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, are hereinafter referred to collectively as the "Note"); and

     WHEREAS, WWP and Agent have entered into that certain Assignment of Member's Interest dated as of May 15, 1998 (the "Original Assignment"), pursuant to which WWP assigned to Agent its interests in the Member; and

     WHEREAS, in connection with the merger of WWP into Assignor, and the amendment and restatement of the Original Credit Agreement, the parties desire to amend and restate the Original Assignment;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend and restate the Original Assignment and covenant and agree as follows:


     33. Definitions. Capitalized terms used herein that are not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

     34. Grant of Security Interest. As security for the payment and performance by Assignor of each and all of Assignor's duties, responsibilities and obligations under this Assignment, the Credit Agreement, the Note and any and all agreements evidencing, securing or otherwise relating to the obligations evidenced by the Note and the Credit Agreement (this Assignment, the Credit Agreement, the Note and such other agreements, together with any and all renewals, modifications, consolidations and extensions thereof, are hereinafter referred to collectively as the "Loan Documents"; and said duties, responsibilities and obligations of Assignor are hereinafter referred to collectively as the "Obligations"), Assignor does hereby transfer, assign, pledge, convey and grant to Agent, and does hereby grant a security interest to Agent in, all of Assignor's right, title and interest in and to the following:

          (a) All right, title, interest, claims or rights of Assignor now or hereafter in, to or against the Member (including, without limitation, Assignor's membership interest in the Member, the interest of Assignor in and to the Member Organizational Agreements, the capital of the Member, and the property and assets of the Member and any rights pertaining thereto) which interest is evidenced by Certificate No. 2 (the "Certificate"), together with any and all other securities, cash, certificates or other property, option or right in respect of, in addition to or substitution or exchange for the Certificate, or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for all or any thereof; and

          (b) All right, title and interest of Assignor in and to the Contribution Agreement, and all claims, choses in action or things in action now or hereafter arising thereunder, to the extent relating to all or any part of the Mezzanine Property;

          (c) Any and all profits, proceeds, accounts, income, distributions, payments upon dissolution or liquidation of the Member or the sale, financing or refinancing of any of the property or assets of the Member, proceeds of a casualty or condemnation, return of capital, repayment of loans, and payments of any kind or nature whatsoever, now or hereafter distributable or payable by the Member to Assignor, by reason of Assignor's interest in the Member or otherwise, or now or hereafter distributable or payable to Assignor from any other source by reason of Assignor being a member in the Member, or on account of any interest in or claim or rights against the Member held by Assignor, or by reason of services performed by Assignor for or on behalf of the Member or with respect to the assets of the Member, and any and all proceeds from any transfer, assignment or pledge of any interest of Assignor in, or claim or right against, the Member (regardless of whether such transfer, assignment or pledge is permitted under the terms hereof or the other Loan Documents), and all claims, choses in action, or things in action or rights as a creditor now or hereafter arising against the Member; and

          (d) All accounts, contract rights and general intangibles now or hereafter arising from any of the foregoing; and

          (e) All notes or other documents or instruments now or hereafter evidencing or securing any of the foregoing; and

          (f) All right of Assignor to collect and enforce payments distributable or payable by the Member to Assignor pursuant to the terms of the Member Organizational Agreements; and

          (g) All documents, writings, leases, books, files, records, computer tapes, programs, ledger books and ledger pages arising from or used in connection with any of the foregoing; and

          (h) All renewals, extensions, additions, substitutions or replacements of any of the foregoing; and

          (i) All powers, options, rights, privileges and immunities pertaining to any of the foregoing; and

          (j) All proceeds of any of the foregoing and all cash, security or other property distributed on account of any of the foregoing.

All of the foregoing described in this paragraph 2 are hereinafter referred to collectively as the "Collateral". The items described in (a), above, are sometimes hereinafter referred to as the "Member Interests"; and the items described in (c) - (j), above, are sometimes hereinafter referred to collectively as the "Distributions."

     35. Obligations Secured. This Assignment secures the payment and performance by Assignor of the Obligations. The amount that may be borrowed by Assignor with respect to the direct and indirect interests in the Property Owner shall not exceed $24,509,000.00; provided that the foregoing shall not alter, diminish or impair the agreement of Assignor that the Collateral secures all of the Obligations.

     36.  Collection of Distributions.

          (a) It is acknowledged and agreed by the parties hereto that Agent shall have sole and exclusive possession of the Distributions and that this Assignment constitutes a present, absolute and current assignment of all the Distributions and is effective upon the execution and delivery hereof. Payments under or with respect to the Distributions shall be made as follows:

               (1) Except as otherwise specifically provided in this Paragraph 4, Assignor shall have no right to receive payments made under or with respect to the Distributions (including without limitation any Distributions from or relating to any sale, transfer, assignment, conveyance, option or other disposition of, or any pledge, mortgage, encumbrance, financing or refinancing of, or casualty to or condemnation of, any of the Collateral or the Mezzanine Property regardless of whether such event is permitted under the terms of the Loan Documents), and all such payments shall be delivered directly by the Member to Agent for application by Agent in satisfaction of the Obligations in such order as Agent in its sole and absolute discretion shall determine.

               (2) Except as otherwise specifically provided in this Paragraph 4, if Assignor shall receive any payments made under or with respect to the Distributions (including without limitation any Distributions from or relating to any sale, transfer, assignment, conveyance, option or other disposition of, or any pledge, mortgage, encumbrance, financing or refinancing of, or casualty to or condemnation of, any of the Collateral or the Mezzanine Property regardless of whether such event is permitted under the terms of the Loan Documents), Assignor shall hold all such payments in trust for Agent, will not co-mingle such payments with other funds of Assignor, and will immediately pay and deliver in kind, all such payments directly to Agent (with such endorsements and assignments as may be necessary to transfer title to Agent) for application by Agent in satisfaction of the Obligations in such order as Agent in its sole and absolute discretion shall determine.

               (3) Assignor hereby agrees for the benefit of the Member that all payments actually received by Agent shall be deemed payments to Assignor by the Member. Agent shall apply any and all such payments actually received by Agent in satisfaction of the Obligations in such order as Agent in its sole and absolute discretion shall determine. Agent shall return to Assignor that portion of any payments actually received by Agent from the Member which Agent determines, in the exercise of its sole and absolute discretion but in good faith is not needed to repay the Obligations.

               (4) In furtherance of the foregoing, Assignor does hereby notify and direct the Member and its members that all payments under or with respect to the Distributions shall be made directly to Agent at the address of Agent set forth in the Credit Agreement.

          (b) Assignor shall cause the Property Owner, the Manager and the Member promptly to distribute all net proceeds of the sale, transfer, assignment, conveyance, option or other disposition of, or any mortgage, hypothecation, encumbrance, financing or refinancing of, or casualty to or condemnation of, any of its assets or properties, and any and all other Distributions distributable or payable by the Property Owner, the Manager or the Member or any member thereof under the terms of the Property Owner Organizational Agreements, the Manager Organizational Agreements or the Member Organizational Agreements, as applicable.

          (c) Assignor hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact, which appointment is coupled with an interest, either in the name of Agent, or in the name of Assignor, at Assignor's sole cost and expense, and regardless of whether Agent becomes a member in the Member or not, to take any or all of the following actions:

               (1) to ask, demand, sue for, attach, levy, settle, compromise, collect, compound, recover, receive and give receipt and acquittances for any and all Collateral and to take any and all actions as Agent may deem necessary or desirable in order to realize upon the Collateral, or any portion thereof, including, without limitation, making any statements and doing and taking any actions on behalf of Assignor which are otherwise required of Assignor under the terms of any agreement as conditions precedent to the payment of the Distributions, and the right and power to receive, endorse, assign and deliver, in the name of Assignor, any checks, notes, drafts, instruments or other evidences of payment received in payment of or on account of all or any portion of the Collateral, and Assignor hereby waives presentment, demand, protest and notice of demand, protest and non-payment of any instrument so endorsed; and

               (2) to institute one or more actions against the Member or any member thereof in connection with the collection of the Distributions, to prosecute to judgment, settle or dismiss any such actions, and to make any compromise or settlement deemed desirable, in Agent's sole and absolute discretion, with respect to such Distributions, to extend the time of payment, arrange for payment in installments or otherwise modify the terms of the Member Organizational Agreements with respect to the Distributions or release the Member or any member thereof from their respective obligations to pay any Distribution, without incurring responsibility to, or affecting any liability of, Assignor under the Member Organizational Agreements;

it being specifically understood and agreed, however, that Agent shall not be obligated in any manner whatsoever to give any notices of default (except as may be specifically required herein or the other Loan Documents) or to exercise any such power or authority or be in any way responsible for the preservation, maintenance, collection of or realizing upon the Collateral, or any portion thereof, or any of Assignor's rights therein. Notwithstanding anything contained in this Paragraph 4 to the contrary, provided no Event of Default has occurred and is continuing, Assignor shall have a license (revocable upon the occurrence and during the continuance of an Event of Default) to receive Excess Property Income attributable to (A) rents, issues and profits paid under Leases for any of the Mezzanine Property not more than one (1) month in advance, (B) excess proceeds from a sale of a Mezzanine Property that has been released in accordance with Section 5.3(b) of the Credit Agreement, (c) proceeds from a casualty permitted to be paid to Assignor pursuant to Section 7.7(k) of the Credit Agreement, (D) excess amounts released from the reserves maintained under Sections 7.2, 7.3, 7.4 and 7.5 of the Mezzanine Mortgage Loan Agreement, and (E) rebates or refunds of property taxes paid with respect to the Mezzanine Property. The foregoing appointment is irrevocable and continuing and any such rights, powers and privileges shall be exclusive in Agent, its successors and assigns until this Assignment terminates as provided in Paragraph 13, below.

     37. Warranties and Covenants. Assignor does hereby warrant and represent to, and covenant and agree with, Agent and the Banks as follows:

          (a) Performance. All duties, obligations and responsibilities required to be performed by Assignor, Member and Manager as of the date hereof under the Member Organizational Agreements, the Manager Organizational Agreements and the Property Owner Organizational Agreements, as applicable, have been performed, and no default or condition which with the passage of time or the giving of notice, or both, would constitute a default exists under the Member Organizational Agreements, the Manager Organizational Agreements and the Property Owner Organizational Agreements, as applicable.

          (b) Organizational Agreements. A true, correct and complete copy of the Member Organizational Agreements, the Manager Organizational Agreements and the Property Owner Organizational Agreements together with all amendments thereto, are attached hereto as Exhibit "A-1", "A-2" and "A-3". The Member Organizational Agreements, the Manager Organizational Agreements and the Property Owner Organizational Agreements have been duly authorized, executed and delivered by the parties thereto and are in full force and effect. Except for the Loan Documents and the Mezzanine Mortgage Loan Documents, neither the Member nor Assignor is a party to or is bound by any indenture, contract or other agreement which purports to prohibit, restrict, limit, or control the transfer or pledge of the Collateral, the exercise of voting rights with respect to the Member or the management of the Member.

          (c) Title. Assignor is and shall remain the sole, lawful, beneficial and record owner of the Member Interests and the Distributions, free and clear of all liens, restrictions, claims, pledges, encumbrances, charges, claims or rights of third parties and rights of set-off or recoupment whatsoever (other than those in favor of Agent hereunder), and Assignor has the full and complete right, power and authority to create a security interest in the Collateral in favor of Agent, in accordance with the terms and provisions of this Assignment. The Certificate has been duly authorized and validly issued, and is fully paid and non-assessable.
Assignor is not and will not become a party to or otherwise be bound by any agreement, other than the Loan Documents and the Mezzanine Mortgage Loan Documents, which restricts in any manner the rights of any present or future holder of the Certificate with respect thereto. Except for the right of first offer with respect to a sale of 201 University Avenue, as set forth in that certain lease between Dominic J. Saraceno, as landlord, and Cullinane Database Systems, Inc. (formerly d/b/a Cullinet Software and now known as Computer Associates), no Person has any option, right of first refusal, right of first offer or other right to acquire all or any portion of the Collateral.

          (d) Sole Member. Assignor is the sole member of the Member, and no other Person owns any legal, equitable or beneficial interest in the Member or, except for the voting rights of the independent manager as set forth in the Member Organizational Agreements and the Manager Organizational Agreements, has any right to vote or exercise control over the Member or its management. The Member Interests are not represented or otherwise evidenced by any certificate or other document other than the Certificate.

          (e) Priority. Upon the delivery of the Certificate to Agent, this Assignment creates a valid and binding first priority security interest in the Collateral securing the payment and performance of the Obligations and the performance by Assignor of the Obligations, and upon the filing of UCC Financing Statements with the Secretary of State of New York, the Office of the Register of the City of New York and the Massachusetts Secretary of State, all filings and other actions necessary to perfect and protect such security interests shall have been duly made and taken. Neither Assignor nor the Member has performed or will perform any acts which might prevent Agent from enforcing any of the terms and conditions of this Agreement or which would limit Agent in any such enforcement.

          (f) Notes. All original notes and other documents or instruments (if any) evidencing, constituting, guaranteeing or securing any of the Distributions or any right to receive the Distributions have been endorsed to and delivered to Agent.

          (g)  Principal Place of Business.  For the purposes of
Article 9-401 of the New York Uniform Commercial Code, the principal place of business of Assignor is located in New York County, New York. In the event that Assignor has more than one place of business in the State of New York, its chief executive office is located in New York County, New York. In order to perfect the pledge and security interests granted herein against Assignor, U.C.C. Financing Statements must be filed with the Secretary of State of New York, the Office of the Register of the City of New York, New York County and the Massachusetts Secretary of State.

          (h) Securities Laws. The transactions contemplated by this Assignment do not violate and do not require that any filing, registration or other act be taken with respect to any and all laws pertaining to the registration or transfer of securities, including without limitation the Securities Act of 1933, the Securities and Exchange Act of 1934, and any and all rules and regulations promulgated thereunder or any similar federal, state or local law, rule, regulation or orders (collectively the "Applicable Law") hereafter enacted or analogous in effect, as the same are amended and in effect from time to time (such Act and any similar laws as from time to time being in effect being referred to as the "Federal Securities Laws"). Assignor shall at all times comply with Applicable Law and the Federal Securities Laws as the same pertain to all or any portion of the Collateral or any of the transactions contemplated by this Assignment (provided that the foregoing shall not apply to assignments by the Banks of interests in the Loan pursuant to the Credit Agreement).

          (i) No Transfer Tax. No transfer tax, deed tax, conveyance tax or similar tax may be payable as a result of a transfer of the Collateral (whether by foreclosure, conveyance in lieu of foreclosure or otherwise) by Assignor to Agent.

          (j) Contribution Agreement. Assignor has delivered to the Agent a true, correct and complete copy of the Contribution Agreement and any amendments thereto or other agreements relating thereto as of the date hereof. Assignor is not materially in default thereunder and, to the best of Assignor's knowledge, there are no defaults on the part of the "contributors" thereunder.
          (k) Destruction of Old Certificate. Certificate No. 1 of the member interest of WWP in Member (the "Old Certificate") has been replaced by the Certificate. The Old Certificate shall be destroyed and Assignor shall cause the books and records of Member to reflect the foregoing.

     38. General Covenants. Assignor covenants and agrees that, so long as this Assignment is continuing:

          (a)  No Further Encumbrance.  Except as expressly permitted by
Section 5.3(b) of the Credit Agreement, Assignor shall not, without the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion, directly, indirectly or by operation of law, sell, transfer, assign, dispose of, pledge, convey, option, mortgage, hypothecate or encumber any of the Collateral, nor shall there occur, directly, indirectly or by operation of law, without the prior written consent of Agent in each instance, which consent may be withheld by Agent in its sole and absolute discretion, any sale, assignment, transfer, conveyance, disposition, option, mortgage, hypothecation, pledge or other encumbrance of (i) any direct or indirect interests, rights or claims of Member in and to the Manager or (ii) any direct or indirect interests, rights or claims of the Member and the Manager in and to the Property Owner. The foregoing shall not be deemed to restrict the transfer of interests in Assignor itself, which transfers shall be governed by the terms of the Credit Agreement.

          (b) Defense of Collateral. Assignor shall at all times defend the Collateral against all claims and demands of all persons at any time claiming any interest in the Collateral adverse to Agent's interest in the Collateral as granted hereunder.

          (c) Modification of Organizational Agreements. So long as this Assignment remains in effect, Assignor shall not modify, amend, cancel, release, surrender, terminate or permit the modification, amendment, cancellation, release, surrender or termination of, the Member Organizational Agreements, the Property Owner Organizational Agreements or the Manager Organizational Agreements, or dissolve, liquidate, redeem, cancel, wind-up or permit the dissolution, liquidation, redemption, cancellation, winding-up or expiration of the Member, the Manger or the Property Owner or the Member Organizational Agreements, the Property Owner Organizational Agreements or the Manager Organizational Agreements, or seek or permit the partition of any of the assets of the Member, the Manager or the Property Owner, without in each instance the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion; provided, however, that Agent shall not unreasonably withhold its consent to any modification or amendment of the Property Owner Organizational Agreements, the Member Organizational Agreements or the Manager Organizational Agreements which does not affect or have an impact on the management of the Property Owner, the Manager or the Member, as applicable, any voting rights, the rights to receive distributions, any provisions of the Property Owner Organizational Agreements, the Member Organizational Agreements or the Manager Organizational Agreements, as applicable, concerning actions that the Property Owner, the Manager or the Member, as applicable, is either authorized to do or that are ultra vires, or otherwise materially affect the Property Owner, the Manager or the Member, as applicable, the Collateral or the rights and benefits afforded to Agent and the Banks pursuant to this Assignment and the other Loan Documents (such modifications or amendments described in the foregoing proviso are hereinafter referred to as the "Minor Amendments").

          (d)  Performance of Duties.

               (1) Assignor shall perform all of its duties, responsibilities and obligations under the Member Organizational Agreements and with respect to the Collateral, and shall diligently and in good faith protect the value of the Collateral. Assignor shall cause Member and Manager to perform all of their respective duties, responsibilities and obligations under the Manager Organizational Agreements and the Property Owner Organizational Agreements, respectively.

               (2) Assignor shall not, without the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion, take or permit to be taken any action which could result in the sale, reduction, cancellation, dilution, diminution, conversion or withdrawal of any interest of Assignor in the Member, of the Member in the Manager, or of the Member or the Manager in the Property Owner, or omit to take any action necessary to prevent any such sale, reduction, cancellation, dilution, diminution, conversion or withdrawal, or otherwise take any action or omit to take any action that would, in the exercise of Agent's judgment, jeopardize or diminish the security interests or rights and benefits afforded to Agent by the Collateral. Without limiting the foregoing, Assignor shall not consent to or permit to occur the admission of any new member in the Member, the Manager or the Property Owner, the creation of any new class of interest in the Member, the Manager or the Property Owner, or the issuance, directly or indirectly, of any other equity or beneficial interest in the Member, the Manager or the Property Owner.

          (e) Payment of Taxes. Assignor shall pay all taxes and other charges against the Collateral, shall not use the Collateral illegally, and shall not suffer to exist any loss, theft, damage or destruction of the Collateral and shall suffer to exist no levy, seizure or attachment of the Collateral.

          (f) Enforcement of Organizational Agreements. Assignor, at the request of Agent, shall take such actions as Agent may reasonably require to enforce the terms of the Member Organizational Agreements, the Property Owner Organizational Agreements and the Manager Organizational Agreements, respectively, or any other contract, agreement or instrument included in, giving rise to, creating, establishing, evidencing or relating to the Collateral or to collect or enforce any claim for payment or other right or privilege assigned to Agent hereunder.

          (g) Further Assurances. Assignor authorizes Agent, at the expense of Assignor, to execute and file any financing statement or statements deemed necessary by Agent to perfect its security interest in any of the Collateral. Any such financing statement may be signed by Agent alone. Assignor will sign and deliver any financing statements and other documents, and perform such other acts as Agent may deem necessary or desirable from time to time to establish and maintain in favor of Agent, valid and perfected security interests in the Collateral, free of all other liens, encumbrances, security interests and claims other than as permitted by the terms of this Assignment. Assignor shall do anything else Agent may reasonably require from time to time to establish a valid security interest in and to further protect and perfect its security interest in the Collateral.

          (h) Location of Collateral. Except for those items of the Collateral that are delivered to Agent as provided herein, the Collateral, and all records of Assignor relative to the Collateral, are and will be kept at the office of Assignor located in New York County, New York. Assignor shall give Agent not fewer than thirty (30) days prior written notice of any proposed change in the name of Assignor or the Member and any proposed change in the location of the Collateral or of such records, and Assignor will not, without the prior written consent of Agent, move the Collateral or such records to a location outside of New York County, New York or keep duplicate records with respect to the Collateral at any address outside such county. Notwithstanding the foregoing, Agent acknowledges and agrees that the property records for the Mezzanine Property (including leases, service contracts and the like) will be kept at the office of the managing agent in Newton, Massachusetts. Nothing contained in this subparagraph shall be construed so as to prevent Assignor from keeping material abstracted from the books and records described herein at any of its offices as necessity or convenience dictates. Assignor shall permit the Agent or any representative designated by the Agent, at the Agent's expense and upon reasonable advance notice (which may be oral), to examine the books and accounts of the Assignor (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Assignor with, and to be advised as to the same by, its members and officers, all at such reasonable times and intervals as the Agent may reasonably request. The Agent shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to Assignor's normal business operations.

          (i) Evidence of Indebtedness. Without limiting any other terms of the Loan Documents prohibiting or restricting the ability of the Member to incur Indebtedness, if any amounts are due from the Member to Assignor and the obligations to repay such amount is to be evidenced by a separate document or instrument, then as evidence of such obligations, Assignor shall cause the Member to issue Assignor, as the evidence of any obligations of the Member to pay Distributions to Assignor in the future, a promissory note bearing the legend attached hereto as Exhibit "B" and which note shall provide that all payments due under such promissory note are to be paid directly to Agent as required by and applied as provided in the Loan Documents until the Obligations are paid in full or this Assignment is otherwise terminated as provided herein. No other evidence of such obligations shall be executed by the Member to Assignor.

          (j) Delivery of Notes. Assignor shall promptly deliver to Agent any note or other document or instrument entered into after the date hereof which evidences, constitutes, guarantees or secures any of the Distributions or any right to receive a Distribution, which notes or other documents and instruments shall be accompanied by such endorsements or assignments as Agent may require to transfer title to Agent.

          (k) Assignor Remains Liable. Anything herein to the contrary notwithstanding, (1) Assignor shall remain liable under the Member Organizational Agreements and all other contracts, agreements and instruments included in, giving rise to, creating, establishing, evidencing or relating to the Collateral to the extent set forth therein to perform all of its duties and obligations (including, without limitation, the making of any contributions to the capital of the Member or the payment of any other sum to or on behalf of the Member) to the same extent as if this Assignment had not been executed, (2) the exercise by Agent of any of its rights hereunder shall not release Assignor from any of its duties or obligations under the Member Organizational Agreements or any such contracts, agreements and instruments, and (3) Agent shall not have any obligation or liability under the Member Organizational Agreements, the Property Owner Organizational Agreements or the Manager Organizational Agreements or any such contract, agreement or instrument by reason of this Assignment, nor shall Agent be obligated to perform any of the obligations or duties of Assignor thereunder or to take any action to collect or enforce any claim for payment or other right or privilege assigned to Agent hereunder.

          (l) Substitutions or Exchanges. If Assignor shall at any time be entitled to receive or shall receive any cash, certificate or other property, option or right, upon, in respect of, as an addition to, or in substitution or exchange for any of the Collateral, whether for value paid by Assignor or otherwise, Assignor agrees that the same shall be deemed to be Collateral and shall be delivered directly to Agent in each case, accompanied by proper instruments of assignment duly executed by Assignor in such a form as may be required by Agent, to be held by Agent subject to the terms hereof, as further security for the Obligations (except as otherwise provided herein with respect to the application of the foregoing to the Obligations). If Assignor receives any of the foregoing directly, Assignor agrees to hold such cash or other property in trust for the benefit of Agent, and to surrender such cash or other property to Agent immediately.

          (m) Additional Interests in Member. In the event that Assignor purchases or otherwise acquires or obtains any additional interest in the Member or any rights or options to acquire such interest, all such interest, rights and options shall automatically be deemed to be a part of the Collateral. All certificates, if any, representing such member interest shall be promptly delivered to Agent, together with assignments related thereto, or other instruments appropriate to transfer a certificate representing any Member interest, duly executed in blank.

     t u Events of Default. An Event of Default shall exist hereunder upon the occurrence of any of the following:

          (a) Any warranty, representation or statement made by or on behalf of Assignor in this Assignment proves untrue or misleading in any material respect upon the date when made or deemed to have been made or repeated; or

          (b) Assignor shall fail to duly and fully comply with any covenant, condition or agreement in Paragraphs 6(a), 6(c), 6(d)(2), 6(i), 6(j) or 6(l) of this Assignment; or

          (c) Any of the Assignor, Member or the Manager shall fail to, or the Assignor shall fail to cause the Property Owner to, duly and fully comply with any other covenant, condition or agreement of this Assignment (other than those specified in this Paragraph 7 or any default excluded from any provision of cure of defaults contained in any other of the Loan Documents) and the same is not cured within thirty (30) days following receipt of written notice of such default; or

          (d) The occurrence of any "Triggering Event" (as defined in the Conditional Guaranty); or

          (e) The occurrence of an Event of Default under any of the other Loan Documents.

     40.  Remedies.

          (a) Upon the occurrence and during the continuance of any Event of Default, Agent may take any action deemed by Agent to be necessary or appropriate to the enforcement of the rights and remedies of Agent under this Assignment and the Loan Documents, including, without limitation, the exercise of its rights and remedies with respect to any or all of the Member Interests. The remedies of Agent shall include, without limitation, all rights and remedies specified in the Loan Documents and this Assignment, all remedies of Agent under applicable general or statutory law, and the remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York, regardless of whether the Uniform Commercial Code has been enacted or enacted in that form in any other jurisdiction in which such right or remedy is asserted. Any notice required by law, including, but not limited to, notice of the intended disposition of all or any portion of the Collateral, shall be reasonably and properly given in the manner prescribed for the giving of notice herein, and, in the case of any notice of disposition, if given at least ten (10) calendar days prior to such disposition. Agent may require Assignor to assemble the Collateral and make it available to Agent at any place to be designated by Agent which is reasonably convenient to both parties. It is expressly understood and agreed that Agent shall be entitled to dispose of the Collateral at any public or private sale, without recourse to judicial proceedings and without either demand, appraisement, advertisement or notice of any kind, all of which are expressly waived, and that Agent shall be entitled to bid and purchase at any such sale. In the event that Agent is the successful bidder at any public or private sale of any note or other document or instrument evidencing Assignor's right to receive a Distribution, Agent shall be entitled to credit the amount bid by Agent against the obligations evidenced by such note, document or instrument rather than the obligations evidenced by the Note. To the extent the Collateral consist of marketable securities, Agent shall not be obligated to sell such securities for the highest price obtainable, but shall sell them at the market price available on the date of sale. Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. Agent may, without notice or publication, adjourn any public sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each such purchaser at any such sale shall hold the Collateral sold absolutely free from claim or right on the part of Assignor. In the event that any consent, approval or authorization of any governmental agency or commission will be necessary to effectuate any such sale or sales, Assignor shall execute all such applications or other instruments as Agent may deem reasonably necessary to obtain such consent, approval or authorization. Agent may notify any account debtor or obligor with respect to the Collateral to make payment directly to Agent, and may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral as Agent may determine whether or not the Obligations or the Collateral are due, and for the purpose of realizing Agent's rights therein, Agent may receive, open and dispose of mail addressed to Assignor and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage of any form of Collateral on behalf and in the name of Assignor, as its attorney-in-fact. In addition, Assignor hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact either in the name of Agent or Assignor to (i) sign Assignor's name on any Collateral, drafts against account debtors, assignments, any proof of claim in any bankruptcy or other insolvency proceeding involving any account debtor, any notice of lien, claim of lien or assignment or satisfaction of lien, or on any financing statement or continuation statement under the Uniform Commercial Code;
(ii) send verifications of accounts receivable to any account debtor; and
(iii) in connection with a transfer of the Collateral as described above, sign in Assignor's name any documents necessary to transfer title to the Collateral to Agent or any third party. All acts of said power of attorney are hereby ratified and approved and Agent shall not be liable for any mistake of law or fact made in connection therewith. This power of attorney is coupled with an interest and shall be irrevocable so long as any amounts remain unpaid on any of the Obligations. All remedies of Agent shall be cumulative to the full extent provided by law, all without liability except to account for property actually received, but the Agent shall have no duty to exercise such rights and shall not be responsible for any failure to do so or delay in so doing. Pursuit by Agent of certain judicial or other remedies shall not abate nor bar other remedies with respect to the Obligations or to other portions of the Collateral. Agent may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Obligations. In the event that any transfer tax, deed tax, conveyance tax or similar tax is payable in connection with the foreclosure, conveyance in lieu of foreclosure or otherwise of the Member Interests, the Borrower shall pay such amount to agent upon demand and if Borrower fails to pay such amount on demand, Agent may advance such amount on behalf of Borrower and the amount thereof shall become a part of the Obligations and bear interest at the rate for overdue amounts under the Credit Agreement until paid.

          (b) If Assignor fails to perform any agreement or covenant contained in this Assignment beyond any applicable period for notice and cure, Agent may itself perform, or cause to be performed, any agreement or covenant of Assignor contained in this Assignment which Assignor shall fail to perform, and the cost of such performance, together with any reasonable expenses, including reasonable attorneys' fees actually incurred (including attorneys' fees incurred in any appeal) by Agent in connection therewith, shall be payable by Assignor upon demand and shall constitute a part of the Obligations and shall bear interest at the rate for overdue amounts as set forth in the Credit Agreement.

          (c) Whether or not an Event of Default has occurred and whether or not Agent is the absolute owner of the Collateral, Agent may take such action as Agent may deem necessary to protect the Collateral or its security interest therein, Agent being hereby authorized to pay, purchase, contest and compromise any encumbrance, charge or lien which in the judgment of Agent appears to be prior or superior to its security interest, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorney's fees. Any such advances made or expenses incurred by Agent shall be deemed advanced under the Loan Documents, shall increase the indebtedness evidenced and secured thereby, shall be payable upon demand and shall bear interest at the rate for overdue payments set forth in the Credit Agreement.

          (d) Any certificates or securities held by Agent as Collateral hereunder may, at any time, and at the option of Agent, be registered in the name of Agent or its nominee, endorsed or assigned in blank or in the name of any nominee and Agent may deliver any or all of the Collateral to the issuer or issuers thereof for the purpose of making denominational exchanges or registrations or transfer or for such other purposes in furtherance of this Agreement as Agent may deem desirable. Until the occurrence of an Event of Default, Assignor shall retain the right to vote any of the Collateral or exercise limited liability company membership rights, in a manner not inconsistent with the terms of this Agreement and the other Loan Documents, and Agent hereby grants to Assignor its proxy to enable Assignor to so vote any of the Collateral or exercise such limited liability company member rights (except that Assignor shall not have any right to exercise any such power or right if the exercise thereof would violate or result in a violation of any of the terms of this Agreement or any of the other Loan Documents).
At any time after the occurrence and during the continuance of any Event of Default, Agent or its nominee shall, without notice or demand, automatically have the sole and exclusive right to give all consents, waivers and ratifications in respect of the Collateral and exercise all voting and other membership, management, approval or other rights at any meeting of the members of the Member (and the right to call such meetings) or otherwise (and to give written consents in lieu of voting thereon), and exercise any and all rights of conversion, exchange, subscription or any of the rights, privileges or options pertaining to the Collateral and otherwise act with respect thereto and thereunder as if it were the absolute owner thereof (all of such rights of the Assignor ceasing to exist and terminating upon the occurrence of an Event of Default) including, without limitation, the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or the readjustment of the issuer thereof, all without liability except to account for property actually received and in such manner as Agent shall determine in its sole and absolute discretion, but Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for the failure to do so or delay in so doing. The exercise by Agent of any of its rights and remedies under this paragraph shall not be deemed a disposition of collateral under Article 9 of the UCC nor an acceptance by Agent of any of the Collateral in satisfaction of the Obligations.

          (e) Upon the occurrence and during the continuance of any Event of Default, the Agent may direct the Assignor in writing to, and the Assignor shall cause the Property Owner to, replace the existing property manager and leasing agent for the Mezzanine Property with a property manager and leasing agent approved by the Agent, subject to any conditions in the Mezzanine Mortgage Loan Documents to the qualifications and approval of such manager and leasing agent and the form and terms of any new property management and/or leasing agreement. The Assignor hereby irrevocably constitutes and appoints the Agent its true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do and perform any acts which are referred to in this Paragraph 8(e), in the name and on behalf of the Assignor. The power vested in such attorney-in-fact is, and shall be deemed to be, coupled with an interest and irrevocable.

          (f) Upon the written demand of the Agent following the occurrence of and during the continuance of an Event of Default, the Assignor shall deliver or cause to be delivered to the Agent or the Agent's designee all books, records, contracts, Leases, files and other correspondence relating to the Mezzanine Property. In addition, upon the occurrence and during the continuance of an Event of Default, the Assignor shall upon the written demand of the Agent cause all tenant security deposits (whether in the form of cash, letter of credit or otherwise) and other refundable deposits paid to or held by or on behalf of the Property Owner in connection with the Leases to be delivered to the Agent, subject to the rights of the Mezzanine Mortgagee under the Mezzanine Mortgage Loan Documents.

          (g) Notwithstanding anything in this Assignment or any other Loan Document to the contrary, any reference in this Assignment or any other Loan Document to "the continuance of a default" or "the continuance of an Event of Default" or any similar phrase shall not create or be deemed to create any right on the part of Assignor or any other party to cure any default following the expiration of any applicable grace or notice and cure period.

          (h) In the event that there shall occur any Default or Event of Default under this Assignment which Default or Event of Default arises solely as a result of the failure of Assignor or any other Person to perform an obligation with respect to the Mezzanine Collateral or the Mezzanine Property, then within five (5) Business Days after receipt of notice of such Default or Event of Default Assignor may elect to cure such Default or Event of Default by reducing the outstanding Loans in an amount equal to the amount that would be payable pursuant to Section 5.3(b)(iv) of the Credit Agreement upon the release by Assignor of all of the remaining Mezzanine Property pursuant to the terms of Section 5.3(b) of the Credit Agreement. In the event of such payment, this Assignment shall terminate and the amount available to be borrowed against the collateral for the Loans remaining after such release shall be reduced by an amount equal to twenty percent (20%) of the Designated Collateral Value of the Collateral so released without reducing the Designated Collateral Value of such remaining collateral for the purposes of calculating release prices.

     41. Duties of Agent. The powers conferred on Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent's duty with reference to the Collateral shall be solely to use slight care in the custody and preservation of the Collateral, which shall not include any steps necessary to preserve rights against prior parties. Agent shall have no responsibility or liability for the collection of any Collateral or by reason of any invalidity, lack of value or uncollectability of any of the payments received by it.

     42.  Indemnification.

          wfu It is specifically understood and agreed that this Assignment shall not operate to place any responsibility or obligation whatsoever upon Agent, or cause Agent to be, or to be deemed to be, a member in the Member and that in accepting this Assignment, Agent neither assumes nor agrees to perform at any time whatsoever any obligation or duty of Assignor relating to the Collateral or under the Member Organizational Agreements or any other mortgage, indenture, contract, agreement or instrument to which the Member is a party or to which it is subject, all of which obligations and duties shall be and remain with and upon Assignor; provided, however, that Assignor shall not be liable for the performance of any liabilities or duties under the Organizational Agreements of Member, Manager or Property Owner which may result from written amendments thereof made by Agent after the occurrence of an Event of Default.

          (b) Assignor upon receipt of written demand shall pay to Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of counsel actually incurred (including those incurred in any appeal), and of any experts and agents, which Agent may incur in connection with (i) the administration of this Assignment, (ii) the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of Agent hereunder, or
(iv) the failure by Assignor to perform or observe any of the provisions hereof beyond any applicable period for notice and cure.

     43. Security Interest Absolute. All rights of Agent, and the security interests hereunder, and all of the obligations secured hereby, shall be absolute and unconditional, irrespective of:

          (a) Any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating thereto;

          (b) Any change in the time (including the extension of the maturity date of the Note), manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Documents;

          (c) Any exchange, release or nonperfection of any other collateral for the Obligations, or any release or amendment or waiver of or consent to departure from any of the Loan Documents with respect to all or any part of the Obligations; or

          (d) Any other circumstance (other than payment of the Obligations in full) that might otherwise constitute a defense available to, or a discharge of, Assignor or any third party for the Obligations or any part thereof.

     44. Amendments and Waivers. No amendment or waiver of any provision of this Assignment nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or omission of Agent to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every right, power and remedy given by this Assignment to Agent may be exercised from time to time and as often as may be deemed expedient by Agent. Failure on the part of Agent to complain of any act or failure to act which constitutes an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Agent of Agent's rights hereunder or impair any rights, powers or remedies consequent on any Event of Default. Assignor hereby waives to the extent permitted by law all rights which Assignor has or may have under and by virtue of the Uniform Commercial Code as enacted in the State of New York, and any federal, state, county or municipal statute, regulation, ordinance, Constitution or charter, now or hereafter existing, similar in effect thereto providing any right of Assignor to notice and to a judicial hearing prior to seizure by Agent of any of the Collateral. Assignor hereby waives and renounces for itself, its heirs, successors and assigns, presentment, demand, protest, advertisement or notice of any kind (except for any notice required by law or the Loan Documents) and all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, homestead, redemption and appraisement now provided or which may hereafter be provided by the Constitution and laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Assignment and the collection of any of the Obligations.

     45. Continuing Security Interest; Transfer of Note; Release of Collateral. This Assignment shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Obligations and the termination of the obligation of the Banks to make Loans to Assignor, (b) be binding upon Assignor and its permitted successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and the Banks and their respective successors, transferees and assigns. Upon the indefeasible payment in full of the Obligations and the termination of the obligation of the Banks to make Loans to Assignor, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Assignor. Upon any such termination, Agent will at Assignor's expense execute and deliver to Assignor such documents as Assignor shall reasonably request to evidence such termination.

     46. Modifications, Etc. Assignor hereby consents and agrees that Agent and the Banks may at any time and from time to time, without notice to or further consent from Assignor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing the Obligations; substitute for any Mezzanine Collateral so held by it, other collateral of like kind; agree to modification of the terms of the Loan Documents; extend or renew the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Loan Documents to any persons or entities now or hereafter liable thereunder or hereunder; release any guarantor, endorser or any other Person liable with respect to the Obligations; or take or fail to take any action of any type whatsoever; and no such action which Agent shall take or fail to take in connection with the Loan Documents, or any of them, or any security for the payment of the Obligations or for the performance of any obligations or undertakings of Assignor, nor any course of dealing with Assignor or any other person, shall release Assignor's obligations hereunder, affect this Assignment in any way or afford Assignor any recourse against Agent.

     47. Securities Act. In view of the position of Assignor in relation to the Collateral, or because of other current or future circumstances, a question may arise under Applicable Law or the Federal Securities Laws with respect to any disposition of the Collateral permitted hereunder. Assignor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of Agent if Agent were to attempt to dispose of all or any part of the Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same.
Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar Applicable Law analogous in purpose or effect. Assignor recognizes that in light of the foregoing restrictions and limitations Agent may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Assignor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Agent in its sole and absolute discretion may, in accordance with Applicable Law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. Assignor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller if such sale were a public sale without such restrictions. In the event of any such sale, Agent shall incur no responsibility or liability for selling all or any part of the Collateral in accordance with the terms hereof at a price that Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this paragraph will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.

     48. Governing Law; Terms. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     49. Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Assignment shall be deemed to have been properly given or served if given in the manner provided in the Credit Agreement.

     50. No Unwritten Agreements. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     51. Miscellaneous. Time is of the essence of this Assignment. Title or captions of paragraphs hereof are for convenience only and neither limit nor amplify the provisions hereof. References to a particular paragraph refer to that paragraph of this Assignment unless otherwise indicated. If, for any circumstances whatsoever, fulfillment of any provision of this Assignment shall involve transcending the limit of validity presently prescribed by applicable law, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein operates or would prospectively operate to invalidate this Assignment, in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Assignment shall remain operative and in full force and effect.

     IN WITNESS WHEREOF, Assignor and Agent have executed this Assignment on the date first above written.

                              AGENT:

                              BANKBOSTON, N.A., as Agent


                              By: /s/ Mark E. Basham
                                  ------------------------------
                                  Mark E. Basham, Managing
                                       Director

                              ASSIGNOR:

                              WELLSFORD/WHITEHALL HOLDINGS, L.L.C., a
                              Delaware limited liability company, by its managing member

                              By:   Wellsford/Whitehall Properties II,
                                    L.L.C., a Delaware limited liability
                                    company

                                 By:   Wellsford Commercial Properties
                                       Trust, a Maryland real estate
                                       investment trust, its manager


                                    By: /s/ Gregory F. Hughes
                                        ------------------------
                                        Name: Gregory F. Hughes
                                        Title: CFO & Treasurer

                                 EXHIBIT "A"

                          ORGANIZATIONAL AGREEMENTS

                                 EXHIBIT "B"

                           PROMISSORY NOTE LEGEND


"THIS NOTE HAS BEEN PLEDGED BY WELLSFORD/WHITEHALL HOLDINGS, L.L.C. ("ASSIGNOR") TO BANKBOSTON, N.A., AS AGENT ("AGENT") PURSUANT TO AN AMENDED AND RESTATED ASSIGNMENT OF MEMBER'S INTEREST DATED AS OF JULY __, 1998 (THE "ASSIGNMENT"). ALL AMOUNTS PAYABLE TO ASSIGNOR PURSUANT TO THIS NOTE SHALL BE PAID DIRECTLY TO AGENT AS REQUIRED BY THE ASSIGNMENT."